UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 27, 2010

ARGENTEX MINING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49995
(Commission File Number)

71-0867623
(IRS Employer Identification No.)

1112 West Pender Street, Suite 602, Vancouver, BC  V6E 2S1
(Address of principal executive offices and Zip Code)

604.568.2496
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On September 27, 2010, a holder of broker warrants previously issued by our company (in November of 2009) exercised 214,588 broker warrants to purchase common shares at an exercise price of $0.72 and, accordingly, we issued 214,588 common shares to one investor for gross proceeds of $154,503.36.  The investor is not a U.S. person (as that term is defined in Regulation S promulgated under the Securities Act of 1933, as amended) and this transaction took place outside of the United States and, in issuing these shares, we relied on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks
By:  Kenneth Hicks, President
Date: September 28, 2010